“Creating the Leading Media Services Company” July 6, 2006 Exhibit 99.1

Safe Harbor Statement - Valassis
Certain statements found in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause the actual results, performance or achievements of Valassis to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following:
price competition from Valassis' existing competitors; new competitors in any of
Valassis' businesses; a shift in customer preference for different promotional materials, strategies or coupon delivery methods; an unforeseen increase in
Valassis' paper costs; economic disruptions caused by terrorist activity, armed conflict or changes in general economic conditions; changes which affect the businesses of Valassis customers and lead to reduced sales promotion spending; the ability and timing for the closing conditions to be satisfied in connection with Valassis' merger agreement with ADVO; and the ability for
Valassis to achieve synergies in connection with the merger and the integration of ADVO successfully into its business. Valassis disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Statement - ADVO
This press release may contain certain statements regarding ADVO's business outlook, prospects, future economic performance, anticipated profitability, revenues, expenses or other financial items, future contracts, market opportunities and other statements that are not historical facts, such statements are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, each as amended.  Such forward looking statements are based on current information and expectations and are subject to risks and uncertainties which could cause ADVO's actual results to differ materially from those in the forward looking statements. ADVO's business is promotional in nature, and ADVO serves its clients on a “just in time” basis.  As a result, fluctuations in the amount, timing, pages, weight, and kinds of advertising pieces can vary significantly from period to period, depending on its customers’
promotional needs, inventories, and other factors.  In any particular period these transactional fluctuations are difficult to predict, and can materially affect ADVO's revenue and profit results.  ADVO’s business contains additional risks and uncertainties which include, but are not limited to: general changes in customer demand and pricing; the possibility of consolidation in the retail sector; the impact of economic or political conditions on advertising spending and ADVO's distribution system; postal and paper prices; possible governmental regulation or legislation affecting aspects of ADVO's business; the efficiencies achieved with technology upgrades; fluctuations in interest rates; the ability and timing for the closing conditions to be satisfied in connection with ADVO's merger agreement with
Valassis and other general economic factors.

I. Transaction Overview II. Strategic Rationale III. Integration Strategy & Synergies IV. Financials V. Summary and Questions Agenda

Transaction Overview
• $37 cash per ADVO share (approx. 32 mil. diluted shares)
• Enterprise value of $1.3 billion; Equity value of $1.2 billion
• Estimated $40 mil. in annual cost synergies beginning in
2007
• Purchase price implies ~8.3x FYE 9/30/06 EBITDA pro
forma for $40 mil. in cost synergies
• Accretive in 2007 on a cash EPS basis
• Fully committed bank facility
• Expected to close in three to four months; subject to
regulatory and ADVO shareholder approvals
1
Excludes estimated amortization of intangibles arising from purchase accounting
1

Transaction Overview
• Combination to form leading media services company
– Newly combined company will share talents and best practices
– Al Schultz will serve as Chairman, President and CEO of the combined company
– ADVO CEO, Scott Harding, will serve as a consultant of the combined company
– Bob Recchia will serve as CFO of the combined company
• Board Composition
– The Valassis Board of Directors will remain intact

Combination of Industry Leaders
• Creates diversified company with complementary
capabilities, product and service offerings and clients
• Provides most complete solution for advertisers and
marketers to reach consumers
– Unmatched reach and scale
– Flexible targeting capabilities
– Optimization of multiple distribution methods
– Measurability and optimization of ROI
• Positioned to capture growth across the expanded
product portfolio by anticipating needs in the
marketplace
• Expected to significantly enhance
shareholder value

"Delivering innovative, integrated media solutions"

• Shared mail wrap
• Co-op newspaper
inserts (free-standing
insert)
• On-page newspaper
advertising (ROP)
• Canadian operations • Solo direct mail
• List services
• Shared mail inserts
• ADVO targeting zones
• Preprinted inserts
• Newspaper-delivered
product sampling
• Newspaper polybag
advertising
• Door hanger
sampling/advertising
• Direct mail
sampling/advertising
• Loyalty marketing
software
• Internet-delivered
promotions
• Coupon and
promotion clearing
• European and
Canadian operations
• Sweepstakes/
security consulting
• In-store capabilities
Strategic Fit
International & Services Household Targeted Neighborhood Targeted Market Delivered

Complementary Customers
Misc.  Services
3%
Auto Services
3%
Retail Drug
6%
Other
23%
Specialty Stores
3%
Grocery
26%
Food Service
14%
Home Furnishings
8%
Telecom/Satellite
7%
Discount Stores
7%
Specialty Retail
15%
Telecom
16%
Consumer
Packaged Goods
43%
Food Service
9%
Other
1%
Financial
2%
Direct Marketers
6%
Consumer
Services
6%
Grocery, Mass
and Drug
2%
Misc.  Services
2%
Consumer
Packaged Goods
19%
Auto Service
2%
Other
13%
Specialty Stores
8%
Financial
1%
Direct Marketers
3%
Grocery, Mass
and Drug
18%
Discount Stores
4%
Telecom/Satellite
11%
Home Furnishings
4%
Consumer
Services
3%
Food Service
12%
Combined
Based on 2005 Revenues

Targeted Scale
Over 700 sales executives
Shared mail distribution in 140
markets, penetrating up to
114 mm (90%) of U.S. homes
Relationships with more than
13,000 newspapers nationwide
Newspaper weekly distribution to
over 60 mm households
Leading buyer of newspaper
media, paper and postage
Extensive production and
delivery network
Relationships with approx.
20,000 customers

Integration Strategy
• Joint Integration Team led by senior executives of both
companies
• Expect to yield $40 million in annual cost synergies
beginning in 2007
– Printing and paper
– Distribution costs
– Operational efficiencies
– SG&A
• Significant capital expenditure reductions

®
Substantial Growth Opportunities
Current
• Cross-selling and up-selling existing products and
solutions to existing customers
• Selling existing products and solutions to new
customers
• Improving media optimization – extended reach and
ROI
• Utilizing ADVO’s unused postage
No revenue synergies in base assumptions

®
Substantial Growth Opportunities
Future
• Extending the reach of our combined savings-oriented
content to a digital platform
• Providing more in-store media solutions to our
customers
• Continuing international expansion

®
Financials
2007 COMBINED
Revenue
Cash EPS*
(Before amortization of
intangibles)
$2,630 - $2,680 4% - 6%
$305 - $315
14% - 18% $1.65 - $1.75
7% - 9%
(Figures in millions)
EBITDA*
EXPECTED CAGR
2007 - 2009
*Pro forma for $40 million in cost synergies

®
A Compelling Investment Opportunity
Stock Price
(7/5/06) $23.22 $25.11 $28.01
Equity Value
$1,111 $2,082 $1,313
Enterprise Value
$2,568 $2,115 $1,347
‘07 Revenue
$2,650* $1,285 $490
‘07 EBITDA
$310* $247 $162
‘07 Cash EPS**
$1.70* $1.61 $1.56
EV/Revenue 0.97x 1.65x 2.75x
EV/EBITDA
8.3x 8.6x 8.3x
P/E 13.7x 15.6x 17.9x
Note: Harte Hanks and Catalina Marketing figures are per First Call consensus estimates
*Represents the midpoint of the 2007 estimated range provided on previous slide
**Excludes amortization of intangibles
Long-term Cash EPS Growth
14% - 18%
9%
12%
Pro Forma

®
Pro Forma Capitalization
• Pro forma capital structure leverages diverse earnings
power of combined company to materially reduce
Valassis’ cost of capital
• Valassis has fully underwritten $1.4 billion bank financing commitment to fund the acquisition and to repay existing
ADVO debt
• Expected borrowing cost of approximately 7.75% - 8.0%
• Existing Valassis convertible securities and 6.625%
senior notes to remain in place

®
Pro Forma Capitalization
• Expected pro forma leverage of 4.9x Debt/EBITDA at
closing and interest coverage of 2.9x EBITDA
(including $40 million of cost synergies)
• Ability to rapidly de-lever given strong pro forma cash
flow
• Additional funding options to further reduce leverage
will be evaluated prior to closing

Transaction Summary- Building
Shareholder Value
• Positioned to capture growth opportunities
• Enhanced diversification in product portfolio, customer
base and distribution
• Ability to quickly recognize cost, revenue and capital
expenditure synergies
• Best of both management teams and capabilities
• More efficient capital structure and continued strong
cash flow

Questions?